UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2011

BE AEROSPACE, INC.
(Exact name of registrant as specified in charter)

Delaware	0-18348	06-1209796
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

1400 Corporate Center Way, Wellington, Florida	33414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 26, 2011, BE Aerospace, Inc. issued a press release announcing financial results for the quarter and nine-month period ended September 30, 2011.  A copy of such press release is furnished herewith as Exhibit 99.1, attached hereto.

Item 9.01	Financial Statements and Exhibits

(d)              Exhibits

99.1	Press Release, dated October 26, 2011, issued by BE Aerospace, Inc. announcing financial results for the quarter and nine-month period ended September 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BE AEROSPACE, INC.

By:	/s/	Thomas P. McCaffrey
	Name:	Thomas P. McCaffrey
	Title:	Senior Vice President
and Chief Financial Officer

Date:   October 26, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press Release, dated October 26, 2011, issued by BE Aerospace, Inc. announcing financial results for the quarter and nine-month period ended September 30, 2011.